SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 14, 2006

                          ELITE FLIGHT SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       001-31231             26-0003788
          --------                       ---------             ----------
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)

           710 Third Street, Suite 200, Roanoke, Virginia              24061
           ----------------------------------------------              -----
                      (Address of principal executive offices)       (Zip code)

                           (540) 345-3358
                           --------------
           Registrant's telephone number, including area code:


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

      On February 14, 2006, Elite Flight Solutions, Inc., a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Montgomery Equity Partners, Ltd. ("Montgomery"). Pursuant to the Securities Purchase Agreement, Montgomery will purchase up to $2,267,164 of secured convertible debentures of the Company (the "New Debentures"). As consideration for the New Debentures, Montgomery: (i) surrendered secured convertible debentures of the Company dated August 1, 2005 in the principal amount of $1,639,034 plus accrued interest in the amount of $61,430.10 for a total amount equal to $1,700,464.10 (the "Prior Debentures") and (ii) purchased additional secured convertible debentures in the principal amount of $566,700. The New Debentures are secured by substantially all of the assets of the Company pursuant to an Amended and Restated Security Agreement, dated February 14, 2006, pursuant to which the Company granted a security interest in substantially all of the Company's assets in order to secure the Company's obligations under the Prior Debentures. In addition, pursuant to the terms of the Securities Purchase Agreement, the Company issued to Montgomery a warrant (the "Warrant") to purchase Two Hundred Million (200,000,000) shares of the Company's common stock. The Company and Montgomery entered into an Investor Registration Rights Agreement, dated February 14, 2006, whereby the Company committed to registering Two Hundred Million (200,000,000) shares of the Company's common stock with the United States Securities and Exchange Commission pursuant to the conversion of the New Debentures and the exercise of the Warrants.


ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

         See Item 1.01 above.


ITEM 8.01. OTHER EVENTS

On February 14, 2006, the Company's Board of Directors (the "Board") resolved and approved a reverse stock split of the Company's issued and authorized common stock, the effective date to be announced, whereby each shareholder of the Company will receive one (1) share for each one hundred (100) shares, that fractional shares will round up and that no shareholder will receive less than one hundred (100) shares (round lot).


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibit No. Description:


EXHIBIT             DESCRIPTION                                                           LOCATION

Exhibit 10.1        Securities Purchase Agreement, dated as of February 14, 2006, by      Provided herewith
                    and between Elite Flight Solutions, Inc. and Montgomery Equity
                    Partners, Ltd.

Exhibit 10.2        Investor Registration Rights Agreement, dated as of February 14,      Provided herewith
                    2006, by and between Elite Flight Solutions, Inc. and Montgomery
                    Equity Partners, Ltd.

Exhibit 10.3        Secured Convertible Debenture, dated as of February 14, 2006,         Provided herewith
                    issued to Montgomery Equity Partners, Ltd., in the principal amount of $1,700,464.10

Exhibit 10.4        Secured Convertible Debenture, dated as of February 14, 2006,         Provided herewith
                    issued to Montgomery Equity Partners, Ltd. in the principal amount of $566,700

Exhibit 10.5        Amended and Restated Security Agreement, dated as of February 14,     Provided herewith
                    2006, between Elite Flight Solutions, Inc. and Montgomery Equity
                    Partners, Ltd.

Exhibit 10.6        Warrant, dated as of February 14, 2006                                Provided herewith


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

EXHIBIT             DESCRIPTION                                                           LOCATION

Exhibit 10.7        Irrevocable Transfer Agent Instructions, dated as of February 14,     Provided herewith
                    2006, by and among Elite Flight Solutions, Inc., Montgomery Equity
                    Partners, Ltd. and Executive Registrar & Transfer Agency, Inc.


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





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 28, 2006                      ELITE FLIGHT SOLUTIONS, INC.

                                                By:      /s/ Bruce Edwards
                                                         -----------------------
                                                Name:    Bruce Edwards
                                                Title:   Chief Executive Officer